UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 10, 2023
Date of Report (Date of earliest event reported)

CBIZ, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32961	22-2769024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6801 Brecksville Rd., Door N
Independence, Ohio 44131
(Address of principal executive offices, including zip code)
216-447-9000
(Registrant's telephone number, including area code)
Note Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange On which registered
Common Stock per value $0.01 per share	CBZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07    Submission of Matters to a Vote of Security Holders
The annual meeting of stockholders of CBIZ, Inc. (the "Company") was held on May 10, 2023. The following matters were voted on at the annual meeting:
1.The stockholders elected management’s nominees for election as directors. The results of the vote taken were as follows:

Directors	For	Against	Abstain	Non Votes
Richard T. Marabito	39,110,428	4,479,719	—	3,375,387
Rodney A. Young	43,322,878	267,269	—	3,375,387
Benaree Pratt Wiley	34,075,906	9,514,241	—	3,375,387
2.The stockholders ratified the selection by the Audit Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The results of the vote taken were as follows:

For	44,350,649
Against	2,609,984
Abstain	4,901
3.The stockholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the 2023 proxy statement. The results of the vote taken were as follows:

For	41,371,937
Against	2,192,495
Abstain	25,715
Non Votes	3,375,387
4.The stockholders approved, through a non-binding advisory basis, the proposal that the Company hold an advisory vote regarding the compensation of the Company’s Named Executive Officers on an annual basis. The results of the vote taken were as follows:

One Year	40,120,286
Two Years	85,492
Three Years	3,366,985
Abstain	17,384
Non Votes	3,375,387
5.The stockholders approved the amendment to the CBIZ, Inc. 2019 Omnibus Incentive Plan. The results of the vote taken were as follows:

For	41,749,079
Against	1,808,065
Abstain	33,003
Non Votes	3,375,387
Item 8.01    Other Events

On May 10, 2023, the shareholders of the Company approved an amendment to the 2019 CBIZ, Inc. Omnibus Incentive Plan (the "Plan"). The amendment added 1,500,000 shares to the total number of shares that may be issued under the Plan. Following the amendment, the total number shares that may be the subject of awards and issued under the Plan shall be 3,052,322. In all other respects of the Plan remain unchanged and in full force and effective following the amendment.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits
99.1    Amendment No.1 to the 2019 CBIZ, Inc. Omnibus Incentive Plan.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES:
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2023

CBIZ, Inc.

By:	/s/ Michael W. Gleespen
Name:	Michael W. Gleespen
Title:	Corporate Secretary